Segment reporting	12 Months Ended
Dec. 31, 2022
Disclosure of operating segments [abstract]
Segment reporting	Segment reporting
The Company operates in a single operating segment. The Company’s financial information is reviewed, and its performance assessed as a single segment by the senior management team led by the Chief Executive Officer (“CEO”), the Company’s Chief Operating Decision Maker (“CODM”).
For the years ended December 31, 2022 and 2021, respectively, the Company had a physical presence in three countries outside of its headquarters in Switzerland: France, the United States, and Brazil. An analysis of the location of non-current assets other than financial instruments and deferred tax assets by country is as follows (in USD thousands):

	Year ended December 31,
	2022	2021
Switzerland	$39,052	$28,973
France	498	290
United States	1,803	2,357
Brazil	6	8
Total non-current assets other than financial instruments and deferred tax assets	$41,359	$31,628